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                                                                   EXHIBIT 10.10


                           INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is made as of this 29th day of January, 1999, by and between ASD Systems, Inc., a Texas corporation (the "Company"), and ______________ ("Indemnitee"), a director of the Company.

     WHEREAS, the Company and Indemnitee recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks; and

     WHEREAS, Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and/or other officers and directors of the Company may not be willing to serve as officers and/or directors without adequate protection; and

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and/or directors of the Company and to indemnify its officers and/or directors so as to provide them with the maximum protection permitted by law.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.   Indemnification.
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     (a)  Generally.  The Company shall indemnify Indemnitee if Indemnitee is or
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is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, or any inquiry or investigation that could lead to such an action, suit or proceeding, because Indemnitee is or was a director, officer, employee or agent of the Company, is or was serving at the request of the
Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise or other entity, or any action or inaction by Indemnitee while acting in any capacity described in clauses (i) and (ii) of this Section 1 (a), if, and only if, it is determined
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that Indenmitee met the standard of conduct required in Section 1 (b) hereof,
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such determination to be made in accordance with Section 1 (c) hereof.
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     (b)  Standard of Conduct.  The Company shall indemnify Indemnitee pursuant
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to Section 1 (a) hereof if, and only if, it is determined in accordance with
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Section l(c) hereof that Indemnitee acted in good faith; reasonably believed (A)
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in the case of conduct in Indemnitee's official capacity as a director of the
Company, that Indenmitee's conduct was in the best interests of the Company and
(B) in all other cases, that Indemnitee's conduct was at least not opposed to the best interests of the Company; and in the case of any criminal proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that Indemnitee did not meet the requirements set forth in this Section 1 (b).
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     (c)  Indemnification Procedure.  Within thirty (30) days following receipt
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of a request for indemnification to be provided pursuant to Section 1 (a)
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hereof, a determination shall be made whether Indemnitee has met the standard of conduct required for indemnification, as set forth in Section 1 (b) hereof.
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Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding, and if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, such committee consisting solely of two (2) or more directors who at the time of the vote are not named defendants or respondents in the proceeding, by special legal counsel selected by the Board of Directors or a committee of the Board of Directors by vote as set forth in clause (i) or (ii) of this Section l(c), or,
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if such quorum cannot be obtained and such a committee cannot be established, by the Board of Directors by a majority vote of all directors or by the Company's shareholders in a vote that excludes the shares held by persons/entities who/which are named defendants or respondents in the proceeding. Promptly upon determination that Indemnitee has met the standard of conduct required for indemnification, payment will be made to Indenmitee. Indemnitee may contest a determination that Indemnitee has not met the relevant standard of conduct for indemnification by petitioning a court of appropriate jurisdiction to make an independent determination respecting the right of indemnification, in accordance with the terms of Section 3 hereof.
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     (d)  Limitation on Indemnification.  Except to the extent permitted by
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Section 1 (e) hereof, Indemnitee may not be indemnified under Section 1 (a)
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hereof in respect of a proceeding in which Indemnitee is found liable on the basis that personal benefit was improperly received by Indemnitee, whether or not the benefit resulted from an action taken in Indemnitee's official capacity, or in which Indemnitee is found liable to the Company. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     (e)  Scope of Indemnification. The Company shall indemnify Indemnitee under
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Section l(a) hereof against judgments, penalties (including excise and similar
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taxes), fines, settlements, and reasonable expenses actually incurred by
Indemnitee in connection with the proceeding (including court costs and attorneys' fees); but if Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by Indemnitee, the indemnification will be limited to reasonable expenses actually incurred by Indemnitee in connection with the proceeding and shall not be made in respect of any proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company.

     2.   Expenses.
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     (a)  Mandatory Indemnification of Expenses. The Company shall indemnify
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Indemnitee against reasonable expenses incurred by Indemnitee in connection with a proceeding in which Indemnitee is a named defendant or respondent because Indemnitee is or was a director, or was serving in such other capacity described in clauses (i) and (ii) of Section l(a) hereof, if Indemnitee has been wholly
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successful, on the merits or otherwise (including a settlement), in the defense of the proceeding.

                                      2.
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     (b)  Reasonable Expense Determination. Authorization of indemnification and
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determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible under Section l(c)
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hereof, except that if the determination that indemnification is permissible is made by special legal counsel under clause (iii) of Section l(c) hereof,
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authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by clause (iii) of Section 1 (c)
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hereof for the selection of special legal counsel.

     (c)  Advancement of Expenses.  Expenses actually and reasonably incurred by
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Indemnitee who was, is, or is threatened to be made a named defendant or respondent in a proceeding shall be paid or reimbursed by the Company within twenty (20) days following delivery of a written request therefor (together with evidence of the expenses actually and reasonably incurred) by the Indemnitee to the Company, in advance of the final disposition of the proceeding and without the authorization or determination specified in Section 2(b) hereof, after the
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Company receives a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under Section 1 (b) hereof and a written undertaking by or on
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behalf of Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that Indemnitee has not met that standard or if it is ultimately determined that indemnification of Indemnitee against expenses incurred by Indemnitee in connection with that proceeding is prohibited by Section 1 (e)
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hereof.


     3.   Enforcement of Rights.  The right to indemnification or advances as
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provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are appropriate shall be on Indemnitee. Neither the failure of the Company (including its Board of Directors, a committee of its Board of Directors, independent legal counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification or advances are proper under the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors, a committee of its Board of Directors, independent legal counsel or shareholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. The Company agrees to indemnify Indemnitee against and hold Indemnitee harmless from any judgments, fines, losses, claims, costs (including, without limitation, costs of settlement actually and reasonably incurred by Indemnitee) and expenses (including, without limitation, attorney's fees and court costs) sustained or incurred by Indemnitee in connection with a successful action, suit or proceeding to establish Indemnitee's rights to indemnification or advances pursuant to this Agreement.

     4.   Additional Rights; Non-Exclusivity.
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     (a)  Scope.  Notwithstanding any other provision of this Agreement, the
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Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law with respect to Indemnitee's actions and omissions in the capacities described in clauses (i) and (ii) of Section 1 (a) hereof, notwithstanding that
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such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law,

                                      3.
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statute, or rule which expands the right of a Texas corporation to indemnify a member of its Board of Directors or its officers, such change will be, ipso
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facto, within the purview of Indemnitee's rights, and Company's obligations,
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under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Texas corporation to indemnify a member of its Board of Directors or its officers, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties rights and obligations hereunder.

     (b)  Nonexclusivity.  The indemnification provided by this Agreement shall
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not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Articles of Incorporation, the Company's Bylaws, any agreement, any vote of shareholders or disinterested Directors, the Texas Business Corporation Act, or otherwise, with respect to Indemnitee's actions and omissions in the capacities described in clauses (i) and (ii) of Section 1 (a)
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hereof. The indemnification provided under this Agreement shall continue as to
Indemnitee even though Indemnitee may have ceased to be a director or officer of the Company or to act in the capacities described in clauses (i) and (ii) of
Section 1 (a) hereof.
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     5.   Partial Indemnification. If Indemnitee is entitled under any provision
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of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.


     6.   Officer and Director Liability Insurance. The Company shall, from time
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to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage.

     7.   Severabiliy.  Nothing in this Agreement is intended to require or
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shall be construed as requiring the Company to do or fall to do any act in violation of applicable law. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms. Furthermore, to the extent any provision of this Agreement is deemed unenforceable, it is the intent of the parties hereto that this Agreement be deemed amended to cause, to the maximum extent permissible, such unenforceable provision to be enforceable.

     8.   Choice of Law.  This Agreement is made and entered into pursuant to
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Section 2.02-1 (G) of the Texas Business Corporation Act and this Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Texas.

                                       4.
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     9.   Notice/Cooperation by Indemnitee.  Indemnitee shall, as a condition
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precedent to Indemnitee's right to be indemnified under this Agreement, give the
Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to

                    ASD Systems, Inc.
                    3737 Grader Street, Suite 110
                    Garland, Texas 75041

Notice shall be deemed received three (3) days after the date postmarked if sent by certified or registered mail, properly addressed. In addition, Indenmitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     10.  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall constitute an original.

     11.  Successors and Assigns.  This Agreement shall be binding upon the
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Company and its successors and assigns, and shall inure to the benefit of
Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     12.  Attorneys' Fees.  In the event that any action is instituted by
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Indemnitee under this Agreement to enforce or interpret any of the terms hereof,
Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of lndemnitee's material defenses to such action were made in bad faith or were frivolous.

     13.  Miscellaneous.  For purposes of this Agreement, references to "the
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Company" shall include, in addition to the Company, any domestic or foreign predecessor entity of the Company in a merger, conversion, consolidation or other transaction in which some or all of the liabilities of the predecessor are transferred to the Company by operation of law and in any other transaction in which the Company assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this Agreement. In addition, references contained in this Agreement to "official capacity" shall mean when used with respect to a director, the office of director in the Company, when used with respect to a person other than a director, the elective or appointive office in the Company held by Indemnitee or the employment or agency relationship undertaken by Indemnitee on behalf of the Company, but in both of the preceding clauses (i) and (ii) does not include service for any other foreign or domestic corporation or any employee benefit plan, other enterprise or other entity.

                                      5.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        ASD SYSTEMS, INC.



                                        By: ____________________________
                                            Norman Charney, President



AGREED TO AND ACCEPTED:

INDEMNITEE:


By:__________________________
   Indemnitee


                                      6.